SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                October 25, 2002
                Date of Report (Date of earliest event reported)

                              STAKE TECHNOLOGY LTD.
             (Exact name of registrant as specified in its charter)

            CANADA                    0-9989                Not Applicable
(Jurisdiction of Incorporation) (Commission File No.) (IRS Employer I.D. Number)

                                 2838 Highway 7
                         Norval, Ontario L0P 1K0, Canada
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

      On October 25, 2002, Stake Technology Ltd, a Canada corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 25, 2002 among the Company, Opta Food Ingredients, Inc., a Delaware corporation ("Opta"), and Stake Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Purchaser"), which provides for (i) the commencement by Purchaser of a cash tender offer for all of the outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of Opta and (ii) following the consummation of the tender offer, the merger of Purchaser with and into Opta. In connection with the Merger Agreement, the Company and Purchaser entered into a Stockholder's Agreement dated as of October 25, 2002 with certain stockholders of Opta (the "Stockholders' Agreement"). On October 28, 2002, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement.

      The Merger Agreement, the Stockholders' Agreement and the Press Release are attached hereto as Exhibits 2.1, 2.2 and 99.1, respectively, and are incorporated herein by reference. The description of each document set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of each such agreement.


Item 7. Financial Statements and Exhibits

      (a)   Financial statements of business being acquired: Not Applicable

      (b)   Exhibits:


            Exhibit No.           Description
            -----------           -----------

            2.1                   Agreement and Plan of Merger dated
                                  as of October 25, 2002 among Opta Food
                                  Ingredients Inc., Stake Technology Ltd. and
                                  Stake Acquisition Corp.

            2.2                   Stockholders' Agreement dated as of
                                  October 25, 2002 between Stake Technology
                                  Ltd, Stake Acquisition Corp. and certain stockholders of Opta Food Ingredients, Inc.

            99.1                  Press Release of Stake Technology Ltd.
                                  dated October 28, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2002                                        STAKE TECHNOLOGY LTD.


                                             By: "Steven Bromley"
                                                -----------------------------
                                                     Steven R. Bromley
                                                     Vice President - Finance
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


            Exhibit No.                    Description
            -----------                    -----------

            2.1                   Agreement and Plan of Merger dated
                                  as of October 25, 2002 among Opta Food
                                  Ingredients Inc., Stake Technology Ltd. and
                                  Stake Acquisition Corp.

            2.2                   Stockholders' Agreement dated as of
                                  October 25, 2002 between Stake Technology
                                  Ltd, Stake Acquisition Corp. and certain stockholders of Opta Food Ingredients, Inc.

            99.1                  Press Release of Stake Technology Ltd.
                                  dated October 28, 2002.